                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 11, 1999


I.    Reconciliation of Collection Account:
           End of Period Collection Account Balance as of Prior Payment Date:                                 753,003.40
           Available Funds:
                     Contract Payments due and received in this period                                      4,206,222.28
                     Contract Payments due in prior period(s) and received in this period                     609,556.89
                     Contract Payments received in this period for next period                                159,020.02
                     Sales, Use and Property Tax payments received                                            141,783.11
                     Prepayment Amounts related to early termination in this period                           263,639.81
                     Servicer Advance                                                                         664,803.34
                     Proceeds received from recoveries on previously Defaulted Contracts                            0.00
                     Transfer from Reserve Account                                                              7,966.52
                     Interest earned on Collection Account                                                      7,609.98
                     Interest earned on Affiliated Account                                                      7,767.10
                     Proceeds from repurchase of Contracts per Contribution and Servicing
                     Agreement Section 5.03                                                                         0.00
                     Amounts paid per Contribution and Servicing Agreement Section 7.01
                     (Substituted contract < Predecessor contract)                                                  0.00
                     Amounts paid under insurance policies                                                          0.00
                     Maintenance, Late Charges and any other amounts                                          122,040.83

                                                                                                          ---------------
           Total Available Funds                                                                            6,943,413.28
           Less: Amounts to be Retained in Collection Account                                                 669,025.18
                                                                                                          ---------------
           AMOUNT TO BE DISTRIBUTED                                                                         6,274,388.10
                                                                                                          ===============

           DISTRIBUTION OF FUNDS:
                     1.     To Trustee -  Fees                                                                      0.00
                     2.     To Servicer, any unreimbursed Nonrecoverable Advances or Servicer
                            Advances                                                                          609,556.89
                     3.     To Noteholders (For Servicer Report immediately following the Final
                            Additional Closing Date)                                                                0.00
                                   a) Class A1 Principal and Interest                                       3,849,245.69
                                   a) Class A2 Principal (distributed after A1 Note matures)
                                      and Interest                                                            549,900.00
                                   a) Class A3 Principal (distributed after A1 and A2 Notes
                                      mature) and Interest                                                    182,832.00
                                   b) Class B Principal and Interest                                          106,057.49
                                   c) Class C Principal and  Interest                                         121,044.57
                                   d) Class D Principal and Interest                                          125,051.02
                                   e) Class E Principal and Interest                                          133,024.63
                                                                                                                    0.00
                     4.     To Reserve Account for Requirement per Indenture Agreement Section
                            3.08                                                                                    0.00
                     5.     To Issuer - Residual  Principal and Interest and Reserve Account
                            Distribution
                                   a) Residual Interest (Provided no Restricting or Amortization
                                      Event in effect)                                                         71,914.58
                                   b) Residual Principal (Provided no Restricting or Amortization
                                      Event in effect)                                                        160,039.86
                                   c) Reserve Account Distribution (Provided no Restricting or
                                      Amortization Event in effect)                                             7,966.52
                     6.     To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned
                            and Any Other Amounts                                                             279,201.02
                     7.     To Servicer, Servicing Fee and other Servicing Compensations                       78,553.83
                                                                                                          ---------------
           TOTAL FUNDS DISTRIBUTED                                                                          6,274,388.10
                                                                                                          ===============

                                                                                                          ---------------
           End of Period Collection Account Balance {Includes Payments in Advance & Restricting
           Event Funds (if any)}                                                                              669,025.18
                                                                                                          ===============

II.    Reserve Account

Beginning Balance                                                                                          $2,182,541.24
            - Add Investment Earnings                                                                           7,966.52
            - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                        0.00
            - Less Distribution to Certificate Account                                                          7,966.52
                                                                                                          ---------------
End of period balance                                                                                      $2,182,541.24
                                                                                                          ===============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                 $2,182,541.24
                                                                                                          ===============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 11, 1999

III.   Class A Note Principal Balance

Beginning Principal Balance of the Class A Notes
                          Pool A                                                           137,286,057.46
                          Pool B                                                            46,005,854.14
                                                                                          ----------------
                                                                                                                 183,291,911.60

Class A Overdue Interest, if any                                                                     0.00
Class A Monthly Interest - Pool A                                                              634,939.96
Class A Monthly Interest - Pool B                                                              212,774.37

Class A Overdue Principal, if any                                                                    0.00
Class A Monthly Principal - Pool A                                                           1,938,583.78
Class A Monthly Principal - Pool B                                                           1,795,679.58
                                                                                          ----------------
                                                                                                                   3,734,263.36
Ending Principal Balance of the Class A Notes
                          Pool A                                                           135,347,473.68
                          Pool B                                                            44,210,174.56
                                                                                          ----------------      ---------------
                                                                                                                 179,557,648.24
                                                                                                                ===============

------------------------------------------------------------------------------------
Interest Paid Per $1,000          Principal Paid Per $1,000         Ending Principal
Original Face $190,972,000        Original Face $190,972,000        Balance Factor
------------------------------------------------------------------------------------
       $ 4.438946                        $ 19.553984                  94.023023%


IV.   Class A Note Principal Balance

Beginning Principal Balance of the Class A Notes
                          Class A1                                                          28,201,911.60
                          Class A2                                                         117,000,000.00
                          Class A3                                                          38,090,000.00
                                                                                          ----------------
                                                                                                                 183,291,911.60
Class A Monthly Interest
                          Class A1 (Actual Number Days/360)                                    114,982.33
                          Class A2                                                             549,900.00
                          Class A3                                                             182,832.00

Class A Monthly Principal
                          Class A1                                                           3,734,263.36
                          Class A2                                                                   0.00
                          Class A3                                                                   0.00
                                                                                          ----------------
                                                                                                                   3,734,263.36
Ending Principal Balance of the Class A2 Notes
                          Class A1                                                          24,467,648.24
                          Class A2                                                         117,000,000.00
                          Class A3                                                          38,090,000.00
                                                                                          ----------------      ---------------
                                                                                                                 179,557,648.24
                                                                                                                ===============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 11, 1999


V.   Class B Note Principal Balance

           Beginning Principal Balance of the Class B Notes
                                          Pool A                                3,137,912.08
                                          Pool B                                1,051,543.04
                                                                               --------------
                                                                                                      4,189,455.12

           Class B Overdue Interest, if any                                             0.00
           Class B Monthly Interest - Pool A                                       15,506.52
           Class B Monthly Interest - Pool B                                        5,196.38
           Class B Overdue Principal, if any                                            0.00
           Class B Monthly Principal - Pool A                                      44,310.49
           Class B Monthly Principal - Pool B                                      41,044.10
                                                                               --------------
                                                                                                         85,354.59
           Ending Principal Balance of the Class B Notes
                                          Pool A                                3,093,601.59
                                          Pool B                                1,010,498.94
                                                                               --------------        -------------
                                                                                                      4,104,100.53
                                                                                                     =============

-----------------------------------------------------------------------------------------
           Interest Paid Per $1,000        Principal Paid Per $1,000     Ending Principal
           Original Face $4,365,000        Original Face $4,365,000      Balance Factor
-----------------------------------------------------------------------------------------
                  $ 4.742932                      $ 19.554316               94.022922%


VI.   Class C Note Principal Balance

           Beginning Principal Balance of the Class C Notes
                                          Pool A                                3,530,395.15
                                          Pool B                                1,183,071.86
                                                                               --------------
                                                                                                      4,713,467.01

           Class C Overdue Interest, if any                                             0.00
           Class C Monthly Interest - Pool A                                       18,740.51
           Class C Monthly Interest - Pool B                                        6,280.14
           Class C Overdue Principal, if any                                            0.00
           Class C Monthly Principal - Pool A                                      49,849.30
           Class C Monthly Principal - Pool B                                      46,174.62
                                                                               --------------
                                                                                                         96,023.92
           Ending Principal Balance of the Class C Notes
                                          Pool A                                3,480,545.85
                                          Pool B                                1,136,897.24
                                                                               --------------        -------------
                                                                                                      4,617,443.09
                                                                                                     =============

-----------------------------------------------------------------------------------------
           Interest Paid Per $1,000        Principal Paid Per $1,000     Ending Principal
           Original Face $4,910,955        Original Face $4,910,955      Balance Factor
-----------------------------------------------------------------------------------------
                 $ 5.094864                      $ 19.553003                94.023323%

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 11, 1999


VII.   Class D Note Principal Balance

           Beginning Principal Balance of the Class D Notes
                                          Pool A                                3,530,395.15
                                          Pool B                                1,183,071.86
                                                                               --------------
                                                                                                     4,713,467.01

           Class D Overdue Interest, if any                                             0.00
           Class D Monthly Interest - Pool A                                       21,741.35
           Class D Monthly Interest - Pool B                                        7,285.75
           Class D Overdue Principal, if any                                            0.00
           Class D Monthly Principal - Pool A                                      49,849.30
           Class D Monthly Principal - Pool B                                      46,174.62
                                                                               --------------
                                                                                                        96,023.92
           Ending Principal Balance of the Class D Notes
                                          Pool A                                3,480,545.85
                                          Pool B                                1,136,897.24
                                                                               --------------        ------------
                                                                                                     4,617,443.09
                                                                                                     ============

-----------------------------------------------------------------------------------------
           Interest Paid Per $1,000        Principal Paid Per $1,000     Ending Principal
           Original Face $4,910,955        Original Face $4,910,955      Balance Factor
-----------------------------------------------------------------------------------------
                  $ 5.910683                     $ 19.553003                94.023323%

VIII.   Class E Note Principal Balance

           Beginning Principal Balance of the Class E Notes
                                          Pool A                                 3,530,395.15
                                          Pool B                                 1,183,071.86
                                                                               ---------------
                                                                                                     4,713,467.01

           Class E Overdue Interest, if any                                              0.00
           Class E Monthly Interest - Pool A                                        27,713.60
           Class E Monthly Interest - Pool B                                         9,287.11
           Class E Overdue Principal, if any                                             0.00
           Class E Monthly Principal - Pool A                                       49,849.30
           Class E Monthly Principal - Pool B                                       46,174.62
                                                                               ---------------
                                                                                                        96,023.92
           Ending Principal Balance of the Class E Notes
                                          Pool A                                 3,480,545.85
                                          Pool B                                 1,136,897.24
                                                                               ---------------       ------------
                                                                                                     4,617,443.09
                                                                                                     ============

-----------------------------------------------------------------------------------------
           Interest Paid Per $1,000        Principal Paid Per $1,000     Ending Principal
           Original Face $4,910,955        Original Face $4,910,955      Balance Factor
-----------------------------------------------------------------------------------------
                  $ 7.534321                     $ 19.553003                94.023323%

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 11, 1999

IX.   Issuers Residual Principal Balance

           Beginning Residual Principal Balance
                                          Pool A                                  5,883,499.04
                                          Pool B                                  1,971,612.85
                                                                                ---------------
                                                                                                        7,855,111.89

           Residual Interest - Pool A                                                54,116.28
           Residual Interest - Pool B                                                17,798.30
           Residual Principal - Pool A                                               83,082.16
           Residual Principal - Pool B                                               76,957.70
                                                                                ---------------
                                                                                                          160,039.86
           Ending Residual Principal Balance
                                          Pool A                                  5,800,416.88
                                          Pool B                                  1,894,655.15
                                                                                ---------------        -------------
                                                                                                        7,695,072.03
                                                                                                       =============


X.   Payment to Servicer

            - Collection period Servicer Fee                                                               78,553.83
            - Servicer Advances reimbursement                                                             609,556.89
            - Tax, Maintenance, Late Charges, Bank Interest and other amounts                             279,201.02
                                                                                                       --------------
           Total amounts due to Servicer                                                                  967,311.74
                                                                                                       ==============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 11, 1999

XI.   Aggregate Discounted Contract Balance

Pool A
               Aggregate Discounted Contract Balance, as defined in Indenture
                  Agreement, at the beginning of the related Collection Period                               156,898,654.06

               Aggregate Discounted Contract Balance of Additional Contracts
                  acquired during Collection Period Decline in Aggregate
                  Discounted Contract Balance                                                                          0.00

                                                                                                               2,215,524.32

               Aggregate Discounted Contract Balance, as defined in Indenture
                  Agreement, at the
                                                                                                             --------------
                  ending of the related Collection Period                                                    154,683,129.74
                                                                                                             ==============

               Components of Decline in Aggregate Discounted Contract Balance:
                   - Principal portion of Contract Payments  and Servicer Advances      2,129,470.51

                   - Principal portion of Prepayment Amounts                               86,053.81

                   - Principal portion of Contracts repurchased under Indenture
                     Agreement Section 4.02                                                     0.00

                   - Aggregate Discounted Contract Balance of Contracts that have
                          become Defaulted Contracts during the Collection Period               0.00

                   - Aggregate Discounted Contract Balance of Substitute
                          Contracts added during Collection Period                              0.00

                   - Aggregate Discounted Contract Balance of Predecessor
                          Contracts withdrawn during Collection Period                          0.00

                                                                                       -------------
                                           Total Decline in Aggregate Discounted
                                           Contract Balance                             2,215,524.32
                                                                                       -============


Pool B
               Aggregate Discounted Contract Balance, as defined in Indenture
                  Agreement, at the beginning of the related Collection Period                                52,578,225.47

               Aggregate Discounted Contract Balance of Additional Contracts
                  acquired during Collection Period                                                                    0.00

               Decline in Aggregate Discounted Contract Balance                                                2,052,205.24
                                                                                                             --------------
               Aggregate Discounted Contract Balance, as defined in Indenture
                  Agreement, at the ending of the related Collection Period                                   50,526,020.23
                                                                                                              =============

               Components of Decline in Aggregate Discounted Contract Balance:
                   - Principal portion of Contract Payments  and Servicer Advances      1,858,860.41

                   - Principal portion of Prepayment Amounts                              193,344.83

                   - Principal portion of Contracts repurchased under Indenture
                     Agreement Section 4.02

                   - Aggregate Discounted Contract Balance of Contracts that have
                          become Defaulted Contracts during the Collection Period               0.00

                   - Aggregate Discounted Contract Balance of Substitute
                          Contracts added during Collection Period                              0.00

                   - Aggregate Discounted Contract Balance of Predecessor
                          Contracts withdrawn during Collection Period                          0.00

                                                                                       -------------
                              Total Decline in Aggregate Discounted Contract Balance    2,052,205.24
                                                                                       =============

                                                                                                             --------------
Aggregate Discounted Contract Balance at the end of the related Collection Period                            205,209,149.97
                                                                                                             ==============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 11, 1999


XIII.   Cumulative Detail of Substituted Contracts - Prepayments

Pool A                                                                                     Predecessor
                                         Discounted                    Predecessor         Discounted
Lease #               Lessee Name        Present Value                 Lease #             Present Value
-------               -----------        -------------                 -------             -------------
                      NONE



                                         -------------                                     -------------
                              Totals:            $0.00                                             $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                             $0.00
              b) ADCB OF POOL A AT CLOSING DATE                                          $161,410,790.25
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                     0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                              $0.00
b)  Total discounted Contract Balance of Substitute Receivables                               $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                        $0.00

Change in any of the above detail during the related Collection Period                 YES                   NO     X
                                                                                     -------               -----------


Pool B                                                                                       Predecessor
                                        Discounted                         Predecessor       Discounted
Lease #               Lessee Name       Present Value                      Lease #           Present Value
-------               -----------       -------------                      -------           -------------
                      NONE




                                        --------------                                       ----------------
                             Totals:             $0.00                                                  $0.00


              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                              $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                            $56,843,333.29
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING
                 AGENCY APPROVES)                                                                   0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS),
              THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                              $0.00
b)  Total discounted Contract Balance of Substitute Receivables                               $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                        $0.00

Change in any of the above detail during the related Collection Period                YES                   NO     X
                                                                                     -------               -----------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 11, 1999


XIV. Cumulative Detail of Substituted Contracts - Non-Performing (Pool A) & General Rights (Pool B)

Pool A - Non-Performing

                                                                                             Predecessor
                                         Discounted                         Predecessor      Discounted
Lease #          Lessee Name             Present Value                      Lease #          Present Value
-------          -----------             -------------                      -------          -------------
                 None



                                         -------------                                       -------------
                            Totals:              $0.00                                               $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                         0.00
              b) ADCB OF POOL A AT CLOSING DATE                                            $161,410,790.25
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                       0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                             $0.00
b)  Total discounted Contract Balance of Substitute Receivables                              $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                       $0.00

Change in any of the above detail during the related Collection Period              YES                  NO     X
                                                                                  -------               -----------


Pool B - General Contract Substitution Rights

                                                                                             Predecessor
                                        Discounted                       Predecessor         Discounted
Lease #          Lessee Name            Present Value                    Lease #             Present Value
-------          -----------            -------------                    -------             -------------
                 None




                                        --------------                                       -------------
                           Totals:               $0.00                                               $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                           $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                             $56,843,333.29
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                       0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS),
              THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                               $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                         $0.00

Change in any of the above detail during the related Collection Period               YES                  NO     X
                                                                                   -------               -----------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 11, 1999

XV.    Pool Performance Measurements


1.                Aggregate Discounted Contract Balance

              Contracts Delinquent > 90 days                                    Total Outstanding Contracts
              This Month                               1,990,421.08             This Month                       205,209,149.97
              1 Month Prior                            2,374,809.38             1 Month Prior                    209,476,879.53
              2 Months Prior                             235,927.11             2 Months Prior                   213,916,999.44

              Total                                    4,601,157.57             Total                            628,603,028.94

              a) 3 Month Average                       1,533,719.19             b) 3 Month Average               209,534,342.98

              c) a/b                                          0.73%


2.            Does a Delinquency Condition Exist (1c > 6% )?
                                                                                            Yes                     No      X
                                                                                                ------------------      ---------

3.            Restricting Event Check

              A. A Delinquency Condition exists for current period?                         Yes                     No      X
                                                                                                ------------------      ---------
              B. An Indenture Event of Default has occurred and is then continuing?         Yes                     No      X
                                                                                                ------------------      ---------

4.            Has a Servicer Event of Default occurred?                                     Yes                     No      X
                                                                                                ------------------      ---------


5.            Amortization Event Check

              A. Is 1c  > 8% ?                                                              Yes                     No      X
                                                                                                ------------------      ---------
              B. Bankruptcy, insolvency, reorganization; default/violation of any
                 covenant or obligation not remedied within 90 days?                        Yes                     No      X
                                                                                                ------------------      ---------
              C. As of any Determination date, the sum of all defaulted contracts
                 since the Closing date exceeds 6% of the ADCB on the Closing Date?         Yes                     No      X
                                                                                                ------------------      ---------

6.            Aggregate Discounted Contract Balance at Closing Date                    Balance  $  218,254,123.54
                                                                                                -----------------


              DELINQUENT LEASE SUMMARY

                    Days Past Due                 Current Pool Balance                        # Leases
                    -------------                 --------------------                        --------
                          31 - 60                        11,106,846.04                             276
                          61 - 90                         3,275,533.36                             101
                         91 - 180                         1,990,421.08                              69


              Approved By:
              Lisa J. Cruikshank
              Vice President